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                                                                    Exhibit 10.3

                                 AMENDMENT NO. 3
                                       TO
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                              AGRILINK HOLDINGS LLC

      This Amendment No. 3 (this "Amendment") to the Amended and Restated Limited Liability Company Agreement (the "Agreement") of Agrilink Holdings LLC (the "Company"), dated as of August 19, 2002 is entered into as of February 11, 2004. All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

      WHEREAS, pursuant to Section 2.2 of the Agreement, the Management Committee may select the name of the Company; and

      WHEREAS, pursuant to Section 7.5 of the Agreement, the Management Committee may amend the Agreement;

      NOW, THEREFORE, the Management Committee desires to amend the Agreement in accordance with the terms of Section 2.2 and Section 7.5 of the Agreement to reflect the foregoing, and hereby agrees as follows:

                                    ARTICLE I
                                   AMENDMENTS

      1.1 Section 2.2 of the Agreement is hereby deleted in its entirety and is hereby replaced with the following:

      Section 2.2 Name. The name of the Company is "Birds Eye Holdings LLC," and all Company business shall be conducted in that name or in such other names that comply with applicable law as the Management Committee may select from time to time.

      1.2 Section 3.2 of the Agreement. Subsection (a) of Section 3.2 of the Agreement is hereby amended to delete the words "nine (9) persons" and to add the words "eleven (11) persons" in the first sentence thereof.




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                                   ARTICLE III
                                  MISCELLANEOUS

      3.1 General. Except as expressly set forth in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

      3.2 Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

      3.3 Counterparts. This Amendment may be executed in any number of counterparts (including by means of telecopied signature pages), all of which together shall constitute a single instrument.

      3.4 Section Titles. Section titles and headings are for descriptive purposes only and shall not control or alter the meaning of this Amendment as set forth in the text hereof.

      IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                                 AGRILINK HOLDINGS, LLC

                                                 By: Its Management Committee

                                                 By:    /s/ David Hooper
                                                        ------------------------
                                                 Name:  David Hooper
                                                 Title: Representative

                                                 By:    /s/ Brian Ratzan
                                                        ------------------------
                                                 Name:  Brian Ratzan
                                                 Title: Representative

                                        2




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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                         AGRILINK HOLDINGS LLC

                                         By: its Management Committee

                                         By:    /s/ David Hooper
                                                --------------------------------
                                         Name:  David Hooper
                                         Title: Representative

                                         HOLDER OF A MAJORITY OF THE COMMON
                                         UNITS AND THE PREFERRED UNITS:

                                         VESTAR/AGRILINK HOLDINGS LLC

                                         By: Vestar Capital Partners IV, L.P.,
                                             its Managing Member

                                         By: Vestar Associates IV, L.P.,
                                             its General Partner

                                         By: Vestar Associates Corporation IV,
                                             its General Partner

                                         By:    /s/ David Hooper
                                                --------------------------------
                                         Name:  David Hooper
                                         Title: Managing Director